The EVEREST Study
Safety and Effectiveness of Cortical
Stimulation in the Treatment of Upper
Extremity Hemiparesis
Dr. Robert Levy, MD, PhD
Departments of Neurosurgery and Physiology
Feinberg School of Medicine
Northwestern University
Exhibit 99.1

Disclosures
• Study Sponsor:
Northstar Neuroscience, Seattle, WA
• Caution: Investigational device. Limited by
Federal (or U.S.) law to investigational use.
• Consultant, Grant Support from Northstar
Neuroscience

Stroke Overview
• Leading cause of serious, long-term disability in the US
(700,000 annually)
• Less than 5% of potential patients receive acute treatment such as clot dissolving drugs
• Many chronic stroke survivors only achieve minimal recovery of function
• Gains generally plateau within 3 months post-stroke
• Limited proven therapies for motor recovery in chronic stroke survivors

Concept: Cortical Stimulation for
Stroke Recovery
• Cerebral cortex has the ability to reorganize
synaptic connectivity in response to injury –
neuroplasticity
• When combined with rehabilitation, cortical
stimulation may facilitate neuroplasticity and
improve function

Neuroplasticity:  Shown by Functional
Magnetic Resonance Imaging (fMRI)
Tissue damaged by stroke
Results in loss of motor
function
Alternative Pathway
Other areas of the brain assume
some function for the damaged area

Stroke Motor Recovery Clinical
Studies
ADAMS
(2003)
Phase I
BAKER
(2004)
Phase II
EVEREST
(2007)
Pivotal
Safety
N = 8
Safety & Efficacy
N = 24
Safety & Efficacy
N = 152
Multi-center, randomized, controlled U.S. studies
ADAMS/BAKER:
• Patients all 4 months post-stroke
• Safety and efficacy indicated; 75% of investigational patients showed sustained functional improvements on standardized test
– Average improvement in UEFM of 6-7 points for investigational patients vs. 2 points for control subjects

ANOVA: Overall P<0.001, group by assessment interaction P=0.04. *P=0.01 compared with control group by t-test
UEFM Score: Change From Baseline
Statistically significant improvements in function
0
1
2
3
4
5
6
7
8
9
Baseline
Investigational Group Control Group
Follow-Up
Week 4
Follow-Up
Week 12
*
*
Clinically
Meaningful
Combined ADAMS and BAKER:
Improvement in Upper Extremity Fugl-Meyer (UEFM)

≥

% of Patients with
Clinically Meaningful Improvement

*
P=0.01 compared with control group by chi-square test.
Patients with Clinically Meaningful Improvement in UEFM Score
75%
81%
31%
38%
0%
20%
40%
60%
80%
100%
Follow-Up Week 4 Follow-Up Week 12
Investigational Group Control Group
*
*
75% of cortical stimulation patients showed improvement
Patients with Clinically Meaningful Changes ( 3.5
points) in UEFM: Combined ADAMS and BAKER
* Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.

EVEREST - Study Design
•
Prospective, randomized, single-blinded, multi-center pivotal trial
•
Patients randomized into two cohorts, investigational or control
•
152 subjects
• 94 investigational (implant)
• 58 control (no implant)
•
Investigational cohort implanted with epidural stimulation system and given sub-threshold cortical stimulation concurrent with rehabilitation therapy
•
Both cohorts subjected to same quality and quantity of rehabilitation
•
Inclusion/exclusion criteria similar to feasibility trials
•
Study was FDA and IRB approved

EVEREST Clinical Sites
Spaulding
/ MGH
Wayne
State
NU
U. AZ
U. Utah
UT
Houston
CNI /
Swedish
OHSU
U. Florida
Jacksonville
U. Cinn
U. Pitt
U. Penn
SUNY
USC
UCSF
Mt. Sinai
Stanford
UIC
St. Luke’s
Swedish
Emory

Cortical Stimulation System
Northstar Neuroscience
®
• fMRI used to identify activation
site for hand
• Epidural electrode placed over
cortical target indicated by fMRI
• Implantable pulse generator
• Overnight hospital stay
• Subthreshold stimulation
delivered only during
rehabilitation
• Patient does not feel stimulation
Caution:
Investigational device.  Limited by
federal (or US) law to investigational use.

Stimulation Site Identification
• Locate site of cortical activation
associated with hand function
• Neuronavigation based on fMRI
data used to identify stimulation
site
Region of stroke
Neuroplastic area associated
with hand function

EVEREST Inclusion Criteria (Partial List)
• Ischemic vascular stroke that is:
–
Above the level of the midbrain
–
At least 4 months old
–
Documented by CT or MRI
• Index stroke is most recent stroke
• Medically and neurologically stable
• Moderate to moderately severe upper-extremity hemiparesis:
–
UEFM 28-50
–
Active wrist extension of 5º or repetitive grasp
• Age 21 years or older

EVEREST Exclusion Criteria (Partial List)
• Primary hemorrhagic stroke
• Any additional stroke (other than index stroke) associated with incomplete motor recovery
• History of seizure disorder
• Moderate to severe hemispatial neglect and/or anosognosia
involving the affected limb
• Severe sensory deficit
• Contraindication to stimulation system placement surgery

Primary Outcome Measures
0.21 unit 4.5 point improvement
Clinically
Meaningful
0-5 points
higher score = better
performance
0-66 points
Higher score = better function
Score
Range
Activities of Daily Living (ADLs)
scored for speed, function and
quality of movement.
Hand/arm function (9
components of neurologic and
motor function)
What is
Measured
Arm Motor Ability Test Upper Extremity Fugl-Meyer
UEFM
AMAT

≥

≥

% of Patients with Clinically Meaningful Improvement
≥

Primary Outcome Measures
•
Primary Analysis:
•
UEFM:
% of subjects with
clinically meaningful
improvement
(4.5) at 4 weeks following therapy
•
AMAT:
% of subjects
with clinically meaningful
improvement
(   .21) at 4 weeks following therapy
•
Definition of Success:
The % of
investigational subjects that achieve
improvement is at least 20 percentage
points more in absolute terms than
control subjects
UEFM + AMAT
Investigational Group Control Group
Example of Definition of Success
For Primary Efficacy Endpoint
20%

EVEREST Results

EVEREST: Patient Demographics
2.9 ±
1.8
(0-9)
6.9 ±
4.7
(0-18)
60 (63.8)
34 (36.2)
37.6±
6.1
(27-53)
66.7 ±
71.1
(4-418)
56.4±
11.3
(28-83)
52 (55%)
42 (45%)
Investigational
(N=94)
0.35
6.1 ±
4.9
(0-18)
Baseline Beck Depression Inventory II
0.04 27 (46.6)
31 (53.5)
Dominant Hand Affected -n(%)
YES
NO
0.03
2.3 ±
1.3
(0-5)
Baseline NIH Stroke Scale
0.05
46.2 ±
47.7
(4-261)
Mean Time since index stroke
(months)
0.97
37.6±
5.7
(29-50)
Baseline Arm Motor Fugl-Meyer
0.59
57.4±
10.7
(30-81)
Age (Years)
0.24 38 (65%)
20 (35%)
Gender- n(%)
Male
Female
P-Value
Control
(N=58)

EVEREST: Patient Demographics
0.65
26 (46.4)
1 (1.8)
5 (8.9)
24 (42.9)
46 (52.3)
1 (1.1)
4 (4.6)
37 (42.1)
Location of Stroke and Lesion Volume
Isolated to basal ganglia and/or internal
capsule and < 8cm³
Isolated to basal ganglia and/or internal
capsule and
8cm³
Involvement in other brain structures and <
8cm³
Involvement of other brain structures and
8cm³
0.61
27 (48.2)
29 (51.8)
47 (53.4)
41 (46.6)
Anatomic Location of Stroke
-n(%)
Isolated to basal ganglia and/or internal
capsule
Involvement in other brain structures
1.00
56
30.4 ±
42.9
(0.1- 157.3)
88
23.4 ±
35.2
(0.2-176.3)
Lesion Volume (cm³)
n
Mean (SD)
Min, Max
P-Value Control
(N=58)
Investigational
(N=94)

EVEREST: Adverse Events
13
1
42
# SAEs
0
-
6
# SAEs
13
1*
36
# SAEs
11 0 11
Procedure Related
1 - 1*
Device Related
30 6 24
Serious AEs (total)
# Pts. # Pts. # Pts.
Total
N = 164
Control
N = 60
Investigational
N = 104
* Seizure occurred during patient rest day (no stim)
Device and Procedure related events are a subset of the overall SAE total

EVEREST Four Week Primary Outcome Measures

EVEREST Primary Outcome Measure:
UEFM
UEFM:  #    4.5 at 4 weeks
55
91
N
42%
46%
%
23
Control
42
Investigational
#     4.5
• Patients that achieved a clinically meaningful UEFM result at 4 weeks
0
10
20
30
40
50
60
70
80
90
100
42%
46%
Control Investigational
UEFM:  % 4.5 at 4 weeks

EVEREST Primary Outcome Measure:
AMAT
55
91
N
49%
60%
%
27
Control
55
Investigational
#  .21
AMAT:  % .21 at 4 weeks
0
10
20
30
40
50
60
70
80
90
100
49%
60%
Control Investigational
AMAT:  % .21 at 4 weeks
• Patients that achieved a clinically meaningful AMAT result at 4 weeks

% of Patients with Clinically
Meaningful Improvement

≥

≥

EVEREST Composite Primary
Efficacy Endpoint
Composite Primary Efficacy Endpoint Outcome:
The
percentage of investigational patients that achieved a clinically meaningful result for both the UEFM and AMAT at the 4-week endpoint
29.1% 55 16
Control
30.8% 91 28
Investigational
%
Total
N
N
Success
UEFM + AMAT
Control Investigational
31%
29%
UEFM
4.5
AMAT
0.21
&

Secondary Analysis of Primary
Endpoint – Week Four
0.33 0.5 2.8
(6.0)
21.8
(12.2)
19.7
(12.4)
3.3
(5.0)
22.5
(12.4)
18.9
(11.1)
Box & Block
Mean
(SD)
0.17 0.11 0.26
(0.37)
3.27
(0.75)
3.02
(0.69)
0.37
(0.47)
3.36
(0.71)
2.97
(0.68)
AMAT
Mean
(SD)
0.33 0.3 4.0
(4.3)
41.2
(7.4)
37.6
(5.7)
4.3
(5.3)
42.0
(8.5)
37.6
(6.1)
UEFM
Mean
(SD)
Adjusted
p–value*
Difference
Mean
Change
N=55
Endpoint
N=55
Baseline
N=58
Change
N=91
Endpoint
N=91
Baseline
N=94
Investigational Control
* p-value adjusted for multiplicity

% of Patients with Clinically
Meaningful Improvement

EVEREST Subset Analysis
- Subjects with motor threshold movement
29.1% 55 16
Control
60.0% 15 9
Investigational
%
Total
N
N
Success
UEFM + AMAT
Control Investigational
60%
29%
Composite Primary Efficacy Endpoint Outcome:
The
percentage of investigational patients that achieved a clinically meaningful result for both the UEFM and AMAT at the 4-week endpoint
p = 0.014 *
* Post-hoc analysis. 1-sided p-value

Subset Analysis–
Week Four
- Subjects with motor threshold movement
0.11 1.8 2.8
(6.0)
21.8
(12.2)
19.7
(12.4)
4.5
(4.0)
25.0
(11.5)
20.5
(12.4)
Box & Block
Mean
(SD)
0.02 0.29 0.26
(0.37)
3.27
(0.75)
3.02
(0.69)
0.55
(0.42)
3.49
(0.70)
2.94
(0.74)
AMAT
Mean
(SD)
0.11 1.6 4.0
(4.3)
41.2
(7.4)
37.6
(5.7)
5.6
(5.5)
43.4
(9.1)
37.7
(5.1)
UEFM
Mean
(SD)
Adjusted
p–value*
Difference
Mean
Change
N=55
Endpoint
N=55
Baseline
N=58
Change
N=15
Endpoint
N=15
Baseline
N=15
Investigational Control
* p-value adjusted for multiplicity

Conclusions
• EVEREST did not meet its primary efficacy endpoint
defined in the protocol
• Cortical Stimulation appears safe as anticipated
• Data suggest rehabilitation for chronic stroke patients can make a difference
• Additional analysis underway to include:
• Imaging
• Post-hoc subset analysis
• Long-term follow-up

• THANK YOU! • Questions or Comments: • rml199@northwestern.edu Email • (312) 695-0708 Telephone • (312) 695-0225 Telefax

NORTHWESTERN UNIVERSITY

QUAECUMQUE · SUNT · VERA

ὁ λόγος πλήρης χάριτος καὶ ἀληθείας

1851